SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

JULY 10, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated	(IRS employer identification no.)
or Organization)
8 Perimeter Center East
Suite 8050	770-481-0305
Atlanta, GA 30346	(Registrant’s Telephone Number Including
(Address of Principal Executive Offices)	area code)
(Zip Code)

On July 10, 2003, Jameson Inns, Inc. issued a press release announcing date for second quarter results and conference call. A copy of the press release is filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Date for Second Quarter Results and Conference Call

ITEM 9. REGULATION FD DISCLOSURE

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

	By:	Craig R. Kitchin
Dated as of July 10, 2003
/s/ Craig R. Kitchin
Its: President & Chief Financial Officer